UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2014

STANDARD PACIFIC CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10959	33-0475989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15360 Barranca Parkway
Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 789-1600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Underwriting Agreement

On November 3, 2014, Standard Pacific Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Company, the subsidiary guarantors party thereto (the “Guarantors”) and J.P. Morgan Securities LLC, as representative of the underwriters listed therein (collectively, the “Underwriters”), relating to the sale by the Company of $300,000,000 aggregate principal amount of its 5 7⁄8% Senior Notes due 2024 (the “Notes”).

Senior Notes

The Notes will be issued under the indenture, dated as of April 1, 1999 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association, Bank One Trust Company, N.A. and The First National Bank of Chicago), as trustee (the “Trustee”), as supplemented by a Twenty-First Supplemental Indenture, dated as of November 6, 2014, among the Company, the Guarantors, and the Trustee (the “Twenty-First Supplemental Indenture”). The Notes will be senior unsecured obligations of the Company and will be guaranteed by the Guarantors on a senior unsecured basis.

The Notes will bear interest at a rate of 5 7⁄8% per year, payable semiannually in arrears on May 15 and November 15 of each year, beginning on May 15, 2015. The Notes will mature on November 15, 2024.

The Company may redeem any or all of the Notes at any time or from time to time. If the Company redeems the Notes prior to May 15, 2024, the redemption price will be equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments and interest on the Notes being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the comparable treasury rate plus 50 basis points, plus, in either case, accrued and unpaid interest, if any, on the principal amount being redeemed to the date of redemption. If the Company redeems the Notes on or after May 15, 2024, the redemption price will be equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, if any, on the principal amount being redeemed to the date of redemption.

Upon a “change of control triggering event” (as defined in the Twenty-First Supplemental Indenture), holders of the Notes will have the right to require the Company to repurchase some or all of their Notes at a price equal to 101% of the principal amount, plus accrued and unpaid interest, if any, to the date of repurchase. A change of control triggering event occurs when both a change of control and a rating decline occur.

Pursuant to the terms of the Notes, the Company and its restricted subsidiaries will be subject to, among other covenants, restrictions on the incurrence of secured indebtedness, entering into sale and leaseback transactions, designating subsidiaries as unrestricted subsidiaries and mergers and sales of all or substantially all of the Company’s assets.

The Underwriters and their respective affiliates have in the past performed commercial banking, investment banking and advisory services for the Company from time to time for which they have received customary fees and reimbursement of expenses. In addition, affiliates of each of the Underwriters are lenders, and in some cases agents or managers for the lenders, under the Company’s revolving credit facility. JP Morgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities LLC, is the administrative agent and a lender under the Company’s revolving credit facility. J.P. Morgan Securities LLC and Citigroup Global Markets Inc. are joint lead arrangers under the Company’s revolving credit facility. Citicorp North America, Inc., an affiliate of Citigroup Global Markets, Bank of America, N.A., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse AG, Cayman Islands Branch, an affiliate of Credit Suisse Securities (USA) LLC, Comerica Bank, an affiliate of Comerica Securities, Inc., and U.S. Bank National Association, an affiliate of U.S. Bancorp Investments, Inc., are lenders under the Company’s revolving credit facility. An affiliate of J.P. Morgan Securities LLC is a lender under one of the Company’s mortgage financing subsidiary’s mortgage credit facilities, and an affiliate of Credit Suisse Securities (USA) LLC is a lender under the Company’s mortgage financing subsidiary’s other mortgage credit facility.

The Trustee is the trustee under the indentures governing the Company’s other outstanding notes.

The foregoing description of the Underwriting Agreement, the Notes and the Twenty-First Supplemental Indenture is qualified in its entirety by reference to the full text of the Underwriting Agreement and the Twenty-First Supplemental Indenture (including the form of Notes), which are attached hereto as Exhibit 1.1 and Exhibit 4.1, respectively, and are incorporated herein by reference.

ITEM 2.03       CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure required by this item is included in Item 1.01 under the caption “Senior Notes” and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Attached hereto as exhibits are agreements and other information relating to the offering of the Notes pursuant to the Registration Statement on Form S-3 (File No. 333-182942), filed with the Securities and Exchange Commission. The exhibits are expressly incorporated herein by reference.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of November 3, 2014, by and among the Company, the Guarantors and J.P. Morgan Securities LLC, as representative of the Underwriters named in Schedule I thereto, relating to the offer and sale of the Notes.

4.1	Twenty-First Supplemental Indenture, dated as of November 6, 2014, by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A.

5.1	Opinion of Smith, Gambrell & Russell, LLP.

5.2	Opinion of Gibson, Dunn & Crutcher LLP regarding the validity of the Notes.

12.1	Statement re: Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Smith, Gambrell & Russell, LLP (included as part of Exhibit 5.1).

23.2	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2014

STANDARD PACIFIC CORP.

By:	/s/ Jeffrey J. McCall
Name:	Jeffrey J. McCall
Title:	Executive Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of November 3, 2014, by and among the Company, the Guarantors and J.P. Morgan Securities LLC, as representative of the Underwriters named in Schedule I thereto, relating to the offer and sale of the Notes.

4.1	Twenty-First Supplemental Indenture, dated as of November 6, 2014, by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A.

5.1	Opinion of Smith, Gambrell & Russell, LLP.

5.2	Opinion of Gibson, Dunn & Crutcher LLP regarding the validity of the Notes.

12.1	Statement re: Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Smith, Gambrell & Russell, LLP (included as part of Exhibit 5.1).

23.2	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5.2).